Financial expenses	12 Months Ended
Dec. 31, 2017
Financial expenses
Financial expenses

Note 9—Financial expenses

Accounting policies

        Financial expenses are recognized in the income statement in the period in which they are incurred. Financial expenses include interest expenses, as well as realized and unrealized exchange rate adjustments and fair value adjustments. In addition, expenses related to the royalty bond are amortized over the expected duration of the bond and recognized as financial expenses. The royalty bond is described further in note 20.

DKK thousand	2017	2016	2015
Interest expenses, royalty bond	18,913	32,157	32,372
Amortization of financing costs	5,748	8,369	9,689
Other financial expenses	949	255	333
Exchange rate adjustments	7,899	3,575	0

Total financial expenses	33,509	44,356	42,394